UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2019

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 26, 2019, the Board of Directors (the “Board”) of Huntsman Corporation (the “Company”), acted to increase the size of the Board from seven directors to eight directors. On the same date, the Board appointed Vice Admiral Jan E. Tighe (U.S. Navy, retired) to the Board as a director. Vice Admiral Tighe, age 56, was appointed to fill the vacancy created by the expansion of the Board and will serve for a term that expires at the Company’s 2019 Annual Meeting of Stockholders.

The Board has determined, after applying the Company’s independence criteria, that Vice Admiral Tighe is an independent director. Vice Admiral Tighe was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person and there are no transactions between Vice Admiral Tighe and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Vice Admiral Tighe will be compensated for her service on the Board on the same basis as each of the Company’s other non-employee directors. Annual compensation for non-employee directors is comprised of cash and stock-based equity compensation. The cash compensation consists of an annual retainer and supplemental retainers for the chairs and members of Board committees. Stock based equity compensation consists of awards granted under the Huntsman Corporation 2016 Huntsman Stock Incentive Plan in the form of stock or stock units, at the election of each director. Non-employee directors may also participate in the Huntsman Outside Director Elective Deferral Plan and the Huntsman Director Matching Gift Program.

A more detailed description of compensation of directors of the Company was previously reported in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 22, 2018, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On February 27, 2019, in connection with the appointment of Vice Admiral Tighe as a director of the Company, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits

99.1	Press Release dated February 27, 2019 announcing the appointment of Vice Admiral Jan E. Tighe to the Board of Directors.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntsman Corporation

By:	/s/ DAVID M. STRYKER
Name:	David M. Stryker
Title:	Executive Vice President, General Counsel and Secretary

Date:  February 27, 2019

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